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                                                                    EXHIBIT 23.3



                           CONSENT OF PATENT COUNSEL



     As special patent counsel, we hereby consent to the reference to our firm as experts in the Registration Statement on Form S-1 of Gliatech Inc., a Delaware Corporation.



                                          PENNIE & EDMONDS


May 14, 1996


New York, New York